EXHIBIT 10.8

Republic of Colombia

National Narcotics Fund U.A.E.

Ministry of Health and Social Protection

RESOLUTION NUMBER 009 OF 2020

(JANUARY 13TH 2020)

Whereby a modification of an ex officio Registration before the National Narcotics Fund U.A.E. of a license holder manufacturing derivatives of cannabis is made

THE DIRECTOR OF THE SPECIAL ADMINISTRATIVE UNIT

NATIONAL NARCOTICS FUND

In use of its legal powers and especially those conferred by Resolutions 046 of 2011 and 3180 of 2016 of the Ministry of Health and Social Protection and Article 26 of Decree 4107 of 2011 and,

CONSIDERING

That by Resolution 5521 of 4 December 2018, the Ministry of Health and Social Protection, granted a license to manufacture cannabis derivatives No. 077 in the form of: i) National Use to the company MEDICOLOMBIA'S CANNABIS S. A.S. identified with T.I.N. 901.158.575-0.-legally represented by Mr. HOLGER AUDINE AMAYA CHACÓN, holder of ID card number 88.135.481 issued in Ocaña, for the purposes-established in the mentioned Resolution.

That the National Narcotics Fund by Resolution 221 of April 29th, 2019, made ex officio registration of the company MEDICOLOMBIA'S CANNABIS S.A.S., in accordance with the provisions of Resolution 5521 of December 4th, 2018 issued by the Ministry of Health and Social Protection.

That through Resolution 3220 of November 29th, 2019, the Ministry of Health and Social Protection modified Resolution 5521 of December 4th, 2018, modifying Article 1 of the same, to: i) change the venue where the activities of manufacture of derivatives will be developed and ii) add the modalities of scientific research and export.

That once Resolution 3220 of November 29th, 2019, issued by the Ministry of Health and Social Protection, is reviewed, it is considered appropriate to modify ex officio the registration of the company MEDICOLOMBIA'S CANNABIS S.A.S., under the conditions set forth below,

Therefore, this office:

RULES:

ARTICLE FIRST - Modify ARTICLE ONE of Resolution 221 of April 29th, 2019, by which an official registration was made before the National Narcotics Fund of the Ministry of Health and Social Protection, which will remain as follows:

1

ARTICLE FIRST - Carry out official registration before the National Narcotics Fund of the Ministry of Health and Social Protection of the company MEDICOLOMBIA'S CANNABIS S.A.S. identified with T.I.N 901.158.575-0, legally represented by Mr. HOLGER AUDINE AMAYA CHACON, holder of ID card number 88.135 481  issued in Ocaña for the manufacture of cannabis derivatives according to the provisions of article 1 of Resolution 5521 of December 4th, 2018 modified by Resolution 3220 of November 29th, 2019 according to the information in the following table:

MANUFACTURING LICENSE HOLDER	LICENSE No.	MODALITIES	LEGAL REPRESENTATIVE	ADDRESS OF THE PROPERTY OF OPERATIONS
MEDICOLOMBIA'S CANNABIS S.A.S.	077	I) National use II) Scientific research III) Export	HOLGER AUDINE AMAYA CHACÓN, ID card 88.135.481	Real Estate Registration No. 314- 11848, countryside division EL DUENDE, municipality of LOS SANTOS, department of SANTANDER

ARTICLE SECOND. - The other articles of Resolution 221 of April 29th, 2019 of the National Narcotics Fund, do not suffer any modification, so they remain unchanged.

ARTICLE THIRD. - To notify the legal representative of MEDICOLOMBIA'S CANNABIS S.A.S., or its attorney-in-fact of the contents of this Resolution.

ARTICLE FOURTH. - This Resolution is effective from the date of execution.

SO ORDERED

Issued in Bogotá D.C.,  JAN 13TH, 2020

Signature

MERCY YAZMÍN PARRA RODRÍGUEZ

DIRECTOR

Projected by: María José Bustamante

Technical Area Review: Yoanna Quiroga

                                           Mario Moreno Vélez

Legal review: Norma Rodríguez Sua

NATIONAL NARCOTICS FUND

To date I personally notified Resolution No. 009

dated 3-01-2020 to Mrs. Joanna Paola Dosman Galvez

identified with ID CARD 66.772.154 and Professional Card —---

As a Proxy

for Medicolombia's Cannabis S.A.S.

by means of which the official registration is made before the FNE (by its acronyms in Spanish)

and a copy of this Resolution is delivered to her for the pertinent legal effects.

Bogotá D.C. January 29th, 2020

NOTIFY: ________________

NOTIFY: Signature

2